VOYA INVESTORS TRUST

Voya Global Perspectives® Portfolio

(the “Portfolio”)

Supplement dated June 10, 2025

to the Portfolio’s Adviser Class, Institutional Class, and Service Class Shares’

Prospectus, dated May 1, 2025 (the “Prospectus”)

Effective as of the date of this supplement, Voya Multi-Manager Emerging Markets Equity Fund is among the Underlying Funds in which the Portfolio is invested. Accordingly, the Prospectus is revised as follows:

1.The sub-section of the Prospectus entitled “More Information About the Portfolio – Additional Information About the Principal Risks” is amended to include the following:

Environmental, Social, and Governance (Multi-Manager): The Investment Adviser’s consideration of ESG factors in selecting sub-advisers for the Portfolio is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Portfolio’s assets that will be allocated to sub-advisers that consider ESG factors as part of their investment processes, and the Investment Adviser may choose to select sub-advisers that do not consider ESG factors as part of their investment processes. It is possible that the Portfolio will have less exposure to ESG-focused strategies than other comparable mutual funds. There can be no assurance that a sub-adviser selected by the Investment Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential sub-adviser, and such a sub-adviser may, in fact, underperform other potential sub-advisers.

Focused Investing (Index): To the extent that an Underlying Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Underlying Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, an Underlying Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Underlying Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Underlying Fund could underperform, or be more volatile than, a fund that has greater diversification.

Energy Sector: Investments in companies in the energy sector are subject to risks related to fluctuations in energy prices, which can be the result of, among other things, geopolitical developments, changes in economic conditions, changes in currency exchange rates, interest rates, developments in energy exploration and production, terrorist acts, and natural disasters. The values of companies in the energy sector can be highly volatile and may be affected by changes in transportation storage, and labor costs, and the development of alternative energy sources and energy conservation activities. These companies are at risk of environmental damage claims and other potential civil liabilities.

Financial Services Sector: Investments in the financial services sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects

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of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Industrials Sector: Companies involved in the industrials sector include those whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, employment, environmental, and office services; and the provision of transportation services, including airlines, couriers, marine, road and rail, and transportation infrastructure. Companies involved in the industrials sector are affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.

Materials Sector: Companies involved in the materials sector includes companies in the following industry groups: forestry and paper, chemicals, industrial metals, and mining. Investments in companies involved in the materials sector may be adversely impacted by changes in commodity prices or exchange rates, depletion of resources, over-production, litigation, and government regulations, among other factors. The chemicals industry may be significantly affected by intense competition, product obsolescence, raw materials prices, and government regulation, and may be subject to risks associated with the production, handling, disposal of hazardous components, and litigation and claims arising out of environmental contamination.

Technology Sector: Investments in companies involved in the technology sector are subject to significant competitive pressures, such as aggressive pricing of products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands, and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment, or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many companies involved in the technology sector have limited operating histories, and prices of these companies’ securities historically have been more volatile than those of many other companies’ securities, especially over the short term.

2.The sub-section of the Prospectus entitled “Key Information About the Underlying Funds” is amended to include the following:

Underlying Fund: Voya Multi-Manager Emerging Markets Equity Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser(s): Delaware Investments Fund Advisers, Sustainable Growth Advisers, LP, and Voya Investment Management Co. LLC

Sub-Sub-Adviser: Macquarie Investment Management Global Limited

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The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers in emerging markets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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